CAPITAL INCOME BUILDER
ANNUAL REPORT 1996

For the year ended October 31

Capital Income Builder's goal is to provide a growing dividend - with higher income distributions every quarter as far as possible - together with a current yield which exceeds that paid by U.S. stocks generally.

[The American Funds Group(R)]

[Logo:  Capital Income Builder]

The reason CIB has been able to provide growing income in a low-yield market lies in our careful selection of companies.

We believe that research is necessary to reveal value. The fund is currently invested heavily in banking stocks in the U.S. and elsewhere and in telecommunications companies around the world.

We often find more reasonable valuations and higher dividend prospects outside the United States. The fund currently has more than 21% of its equities in non-U.S. securities.

CIB'S EQUITY HOLDINGS SHOWING LARGEST INDUSTRIES BY COUNTRY

                                                        Europe
                                                        (except      New          Hong
                                 U.S.       U.K.        U.K.)        Zealand      Kong       Canada      Australia      Total
Banking                          17.71%     1.01%       -            -            -          1.84%       1.13%          21.69%
Telecommunications               4.03       -           3.58%         2.33%       .47%       -           -              10.41
Utilities: Electric & Gas        3.09       2.60        -            -            .60        -           .04            6.33
Health & Personal Care           5.74       -           -            -            -          -             -            5.74
Business & Public Services       .99        3.60        .42          -            .22        -           -              5.23
Five Largest Industries          31.56      7.21        4.00         2.33         1.29       1.84        1.17           49.40
Other Industries                 15.78      1.56        .80          -            1.02       -           .15            19.31
Total Equities                   47.34%     8.77%       4.80%        2.33%        2.31%      1.84%       1.32%          68.71%

Fund results in this report were computed without a sales charge unless otherwise indicated. Here are the fund's average annual compound returns with all distributions reinvested as of September 30, 1996, assuming payment of the 5.75% maximum sales charge at the beginning of the stated periods: Since inception on July 30, 1987: +11.21% a year; 5 years: +10.85% a year; 12 months:
+6.88%. The fund's 30-day SEC yield as of November 30, 1996 was 3.68%. THE FIGURES IN THIS REPORT REFLECT PAST RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE SHORTER THE TIME PERIOD OF YOUR INVESTMENT, THE GREATER THE POSSIBILITY OF LOSS. FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON.

FELLOW INVESTORS:

We are pleased to announce that over the fiscal year ended October 31, Capital Income Builder(R) continued to meet its very clear goals. From the outset, they have been to provide current income above that paid by U.S. stocks generally and to provide growing income that will outpace inflation over the long term.

ABOVE-AVERAGE CURRENT INCOME

CIB's dividend return on net asset value at fiscal year-end was 4.8% after expenses, more than double the 2.1% yield of the unmanaged Standard & Poor's 500 Stock Composite Index, which is at an all-time low in 70 years of S&P recordkeeping. CIB was able to provide this dividend yield even though dividends on common stocks have risen at a slower rate than both earnings and stock prices over the past five calendar years. In addition, CIB's yield was more than twice the 2.2% average yield of the 151 equity-income funds tracked by Lipper Analytical Services.

GROWING INCOME

In December 1996, CIB's dividend was raised to 46.5 cents per share. This payment was the fund's 37th consecutive quarterly increase since CIB began. The December dividend is 66% higher than the first full-quarter payment of 28 cents in December 1987, far outpacing the more than 37% rise in the Consumer Price Index during the period. If you reinvested all the capital gain distributions, the December dividend would be close to 6% higher than the dividend paid in December 1995.

Of course, as we have noted in past reports, we cannot guarantee a dividend increase every quarter without exception, but long-term dividend growth continues to be one of our central goals.

[chart]
CIB'S QUARTERLY DIVIDENDS COMPARED WITH INFLATION
(cents per share)
(Index: December 1987 = 100)

                                          Additional income earned
                                          on initial shares if the
                                          capital gain distributions        Inflation=
                                          paid in December 1991, 1992,      Consumer Price
                                          1993, 1994 and 1995 were          Index (through
Fiscal Quarters          Dividend         reinvested                        September 1996)
4 Aug-Oct 1987           22*              -                                 -
1 Nov-Jan 1988           28               -                                 100
2 Feb-Apr 1988           28.5             -                                 101
3 May-Jul 1988           29               -                                 102.3
4 Aug-Oct 1988           29.5             -                                 103.8
1 Nov-Jan 1989           30               -                                 104.4
2 Feb-Apr 1989           30.5             -                                 106
3 May-Jul 1989           31               -                                 107.5
4 Aug-Oct 1989           31.5             -                                 108.3
1 Nov-Jan 1990           32.5             -                                 109.3
2 Feb-Apr 1990           33               -                                 111.5
3 May-Jul 1990           33.5             -                                 112.6
4 Aug-Oct 1990           34               -                                 115
1 Nov-Jan 1991           34.5             -                                 115.9
2 Feb-Apr 1991           35               -                                 117
3 May-Jul 1991           35.5             -                                 117.9
4 Aug-Oct 1991           36               -                                 118.9
1 Nov-Jan 1992           36.5             -                                 119.5
2 Feb-Apr 1992           37               .3                                120.7
3 May-Jul 1992           37.5             .3                                121.5
4 Aug-Oct 1992           38               .3                                122.4
1 Nov-Jan 1993           38.5             .3                                123
2 Feb-Apr 1993           39               .5                                124.4
3 May-Jul 1993           39.5             .5                                125.1
4 Aug-Oct 1993           40               .5                                125.7
1 Nov-Jan 1994           40.5             .5                                126.3
2 Feb-Apr 1994           41               .6                                127.6
3 May-Jul 1994           41.5             .6                                128.2
4 Aug-Oct 1994           42               .6                                129.5
1 Nov-Jan 1995           42.5             .6                                129.7
2 Feb-Apr 1995           43               .8                                131.2
3 May-Jul 1995           43.5             .8                                132.1
4 Aug-Oct 1995           44               .8                                132.8
1 Nov-Jan 1996           44.5             .8                                133
2 Feb-Apr 1996           45               1.4                               134.9
3 May-Jul 1996           45.5             1.5                               135.8
4 Aug-Oct 1996           46               1.5                               136.7
1 Nov-Jan 1997           46.5             1.5

* After less than a full quarter of operations
[end chart]

In December 1996, you also received a per-share distribution from net realized capital gains of 73 cents. These capital gains resulted from portfolio changes over the past year as the rise in stock and bond prices continued. If you reinvest the capital gain distribution, as the vast majority of our shareholders do, it will mean that should the per-share dividend on income not be increased in the March quarter, the income you receive would still rise. The increase would be more than the amount of most previous quarterly increases because of the greater number of shares you would hold.

To the best of our knowledge, CIB is still the only mutual fund with the primary objective of providing above-average and growing income, and the only fund with a record of such steady dividend growth.

RESULTS FOR THE LATEST YEAR

Despite periods of volatility, stock prices continued to rise broadly during the fiscal year as a result of earnings growth and declining interest rates. Because of our dividend-based approach, we did not participate in the more speculative extremes of the up market. However, compared with the 7.6% decline of the S&P 500 during May to July, CIB's net asset value was down only 2.3% -a sign of resilience we will discuss later.

CIB's total return of 16.8% for the 12 months was less than the S&P 500's 24.1% increase. As we have said in the past, CIB's approach of investing to provide regular dividend increases means that at times we will lag the broad market. This is particularly true when growth stocks which pay small or no dividends are the favorites of investors. Such was the case in recent months.

As we have previously noted, our goals are to provide above-average income which grows at least as much as the cost of living, to hold up in down markets better than the stock market as a whole, and to participate in up markets.

It is also worth pointing out that although we provide the S&P 500 comparison, it is not entirely relevant, both because of CIB's global focus (the S&P index essentially calculates results for the largest U.S. stocks), and because most of the stocks in the index do not meet CIB's criteria for dividend yield and growth of dividends.

As a measure of our caution at current U.S. market levels, we have a slightly higher percentage of CIB's assets in companies domiciled outside the United States than a year ago (21.4% at fiscal year-end compared with 19.4% a year earlier). We often find more reasonable valuations and higher dividend growth prospects outside the United States. According to its prospectus, CIB can invest up to 40% of its assets outside the U.S. We discuss some of our new and existing international holdings in more detail on page 5.

PERSPECTIVE ON AVERAGE ANNUAL RETURNS OF COMMON STOCKS

Stock market results over the long term can help put the market's recent gains in perspective. Over the 70 years for which S&P 500 results have been calculated, the average annual compound return is close to 11%, but for some shorter periods, it has been negative. From 1968 to 1974, for example, the average annual compound return was about -2%. Such high S&P 500 rates of return as 26.4% and 24.1% for the past two CIB fiscal years would therefore appear to be very difficult to sustain.

[chart]
DIVIDENDS FOR CIB AND THE S&P 500 INDEX
(based on trailing 12-month periods)
CIB MOVING 12-MONTH DIVIDEND PAID ($ PER SHARE)
S&P 500 MOVING 12-MONTH DIVIDEND

                                                     CIB with capital
Month            S&P 500          CIB                gains reinvested
Sept. 1988       9.46             1.15
Dec. 1988        9.73             1.17
Mar. 1989        9.98             1.19
June 1989        10.30            1.21
Sept. 1989       10.67            1.23
Dec. 1989        11.05            1.255
Mar. 1990        11.32            1.28
June 1990        11.67            1.305
Sept. 1990       11.84            1.33
Dec. 1990        12.10            1.35
Mar. 1991        12.12            1.37
June 1991        12.15            1.39
Sept. 1991       12.28            1.41
Dec. 1991        12.20            1.43
Mar. 1992        12.32            1.45               1.453
June 1992        12.32            1.47               1.476
Sept. 1992       12.39            1.49               1.499
Dec. 1992        12.38            1.51               1.522
Mar. 1993        12.48            1.53               1.544
June 1993        12.52            1.55               1.566
Sept. 1993       12.52            1.57               1.588
Dec. 1993        12.58            1.59               1.610
Mar. 1994        12.71            1.61               1.631
June 1994        12.84            1.63               1.652
Sept. 1994       12.93            1.65               1.673
Dec. 1994        13.18            1.67               1.694
Mar. 1995        13.18            1.69               1.716
June 1995        13.37            1.71               1.738
Sept. 1995       13.58            1.73               1.760
Dec. 1995        13.79            1.75               1.782
Mar. 1996        14.10            1.77               1.808
June 1996        14.27            1.79               1.835
Sept. 1996       14.66            1.81               1.862
Dec. 1996                         1.83               1.889

[end chart]

DIVIDENDS AND OVERALL RETURN

In analyzing stock market returns, it is important to consider the often overlooked contribution of reinvested dividends to total return. Reinvested dividends have amounted to 45% of the average annual return for the S&P 500 stocks since 1926. Capital return, excluding dividends, has amounted to 5.9 percentage points, or 55%, of the S&P 500's 10.7% average annual return.

CIB'S LIFETIME RESULTS

Despite its emphasis on providing dividend growth and above-average income, CIB's lifetime return is nearly equal to the return of the S&P 500, which has no such objectives. Over its 9 1/4-year history, CIB's average annual compound return is 12.2%, just a shade below the 12.4% of the unmanaged S&P 500.

RESILIENCE IN DOWN MARKETS

Because of the above-average dividend yield of the companies in CIB's portfolio and the generally reliable nature of those dividend-paying companies, CIB has shown resilience in the two significant down markets in its lifetime:

- In the period August 25 to December 4, 1987, which included the severe market break of October 19, the S&P 500 declined 33.5%. CIB's net asset value was down only 11.2%.

- In the decline of July 16 to October 11, 1990, which was caused by the Gulf War, the S&P 500 was down 19.9%, while CIB's net asset value declined only 9.6%

DIVIDEND GROWTH AND PORTFOLIO SELECTION

The reason CIB has been able to provide growing income in a low-yield market lies in our careful selection of companies. We concentrate on investing in companies whose dividends we believe will be increased or maintained.

It is increasingly difficult to find companies which combine better-than-average income with better-than-average growth prospects. As a result, CIB invests in a mix of different kinds of companies since no one type is likely to meet the fund's goals completely. Often, the income provided by the fund's sizable ownership of bonds and high-yielding, low-growth stocks enables CIB to invest in other lower-current-income stocks with considerable growth potential.

To accomplish its goals, CIB invests in three main types of companies:

1. Companies providing high current income but not necessarily any dividend growth;

2. Companies with yields of 3% to 4% and a moderate level of dividend growth;

3. Companies with yields above the 2% market average and prospects for rapid dividend growth in the future.

DIVIDEND GROWTH AND CAPITAL APPRECIATION

CIB's focus on dividend growth, we believe, also leads over time to capital appreciation. Companies which can produce a steadily growing stream of dividend payments generally do so by achieving significant improvements in net earnings. Sooner or later, the combination of superior earnings and dividend growth will lead as well to a stock price that is superior to the market. Companies which pay good dividends and continue to increase them over the years usually have another desirable attribute: They tend to have managements which are strongly shareholder-oriented.

[chart]
CIB'S RESULTS COMPARED WITH
GENERAL EQUITY MUTUAL FUNDS
For the period 7/31/87 to 10/31/96

General Equity Funds   +171.57%*
CIB                    +197.94%
*Average for 492 general equity mutual funds
Total return as calculated by Lipper Analytical Services
Results do not reflect the effects of sales charges.
[end chart]

CIB'S CURRENT PORTFOLIO

We believe that even in high-priced markets, intensive research can reveal value. The BANKING sector, which increased to 21.7% of our net assets from 15.3% a year ago, provides a number of opportunities. Banks generate sizable free cash flow, potentially available to shareholders in the form of dividend increases and share buybacks. Despite some appreciation, we believe bank stocks continue to offer good investment values.

Another positive aspect of the banking industry is the consolidation trend. Mergers and acquisitions continue as operating economies encourage the more than 10,000 U.S. banks (down from 14,000 ten years ago) to reduce their numbers even more.

Some banking developments in the portfolio:

- CoreStates Financial, owned since February 1994 and one of two bank stocks new to CIB's top 10 holdings, raised its dividend 23.5% in December 1995.

- Boatmen's Bancshares, added in November 1995, agreed to be acquired by NationsBank for 2.7 times book value and 15 times estimated 1997 net earnings (as of the August 30, 1996 announcement date) - an event showing the merger trend at work in CIB's portfolio.

While U.S. banks constitute nearly 18% of our banking holdings, another 4% is invested in banks in Canada, Australia and the United Kingdom. These banks have many of the positive aspects of the U.S. banking sector at lower market valuations and several have shown strong dividend growth during CIB's fiscal year. Barclays, owned since May 1996, increased its dividend 24.4%. Westpac, owned since November 1994, raised its dividend 34.8% and National Australia Bank, owned since May 1993, raised its dividend 8.9%.

GLOBAL TELECOMMUNICATIONS remains an attractive sector as the trend continues toward privatization and strategic global partnerships between leading companies.

An important factor in telecommunications, as in other privatized industries, is the continued more favorable competitive environment overseas compared with the United States.

Among our telecommunications holdings is Telecom New Zealand (the second-largest CIB holding at 2.3% of net assets), which yields roughly 6%.

New telecommunications holdings include:

- Portugal Telecom, with an opportunity to participate in potentially vigorous growth in telecommunications revenues, is a strong cash producer with a growing dividend.

- Telecom Italia, with double-digit growth in earnings per share and a current 4.3% yield to U.S. investors, is an attractive investment at a modest valuation. It also has strong cash flow with a growing dividend.

CURRENCY EXPOSURE AND GLOBAL RESEARCH

How other currencies react to the U.S. dollar can be an important factor in investing outside the United States. We take account of currency conditions when making investment decisions and continue to monitor those conditions while a position is held. Capital Research and Management Company, CIB's investment adviser, places great emphasis on global investment research with nine research offices, including London, Geneva, Singapore, Hong Kong and Tokyo.

A LONG-TERM PERSPECTIVE

It seems clear to us that CIB's growth-of-dividends approach - with a dividend yield more than double that of the S&P 500 - is working well to provide above-average and growing income for our shareholders. Besides supplying much-valued resilience in down markets, we believe CIB can continue to provide rewarding and sustainable long-term results in all kinds of markets. We thank you, our shareholders, for your support.

/s/ Jon B. Lovelace
Jon B. Lovelace
CHAIRMAN OF THE BOARD

/s/ Paul G. Haaga, Jr.
Paul G. Haaga, Jr.
PRESIDENT OF THE FUND

December 18, 1996

[chart]
CIB'S NET ASSETS
Annually at October 31
(in $ millions)

                         CIB's
                         Net
Year                     Assets
October 1987             53.269
October 1988             125.950
October 1989             194.866
October 1990             206.320
October 1991             563.039
October 1992             1,203.329
October 1993             2,826.097
October 1994             3,628.536
October 1995             4,533.356
October 1996             5,417.713

[end chart]

[chart]
TOTAL RETURN RESULTS OF A $10,000 INVESTMENT
IN CIB* COMPARED WITH THE S&P 500**
(with all dividends and distributions reinvested)

Date                   CIB          S&P 500
July 30, 1987          $9,425       $10,000
October 31, 1987       8,929        7,970
October 31, 1988       10,029       9,163
October 31, 1989       11,689       11,573
October 31, 1990       11,502       10,701
October 31, 1991       14,858       14,283
October 31, 1992       16,893       15,711
October 31, 1993       19,897       18,052
October 31, 1994       19,936       18,739
October 31, 1995       23,367       23,692
October 31, 1996       27,409       29,397

* Reflects payment of the maximum sales charge of 5.75%. Sales charges are lower for accounts of $50,000 or more.

**The Standard & Poor's 500 Index is unmanaged and does not reflect the sales charges, commissions or expenses.

Past results are not predictive of future results.
[end chart]

TOTAL RETURN RESULTS*

Based on a $1,000
investment for periods
ended October 31, 1996
(with all dividends and          Ending       Total         Annualized
distributions reinvested         Balance      Return        Return
One year from 11/1/95            $1,101       10.05%        10.05%
Two years from 11/1/94           1,287        28.73         13.46
Three years from 11/1/93         1,293        29.34         8.96
Four years from 11/1/92          1,521        52.06         11.05
Five years from 11/1/91          1,725        72.53         11.52
Six years from 11/1/90           2,230        122.99        14.30
Seven years from 11/1/89         2,193        119.27        11.87
Eight years from 11/1/88         2,560        155.96        12.47
Nine years from 11/1/87          2,874        187.42        12.45
Lifetime from 7/30/87            2,741        174.12        11.51

*Calculated so as to reflect payment of
the maximum sales charge of 5.75%.

CAPITAL INCOME BUILDER
Investment Portfolio October 31, 1996
                                                                                           Percent of
Largest Individual Holdings                                                                Net Assets
--------------------------------------------------                                         ----------
American Home Products                                                                           3.44%
Telecom Corp. of New Zealand                                                                      2.33
Banc One
United Utilities
CoreStates Financial
Philip Morris                                                                                     1.55
Comerica
Bristol-Myers Squibb                                                                              1.48
Chevron
Ameritech                                                                                         1.35



Equity-Type
Securities                                                        Shares or       Market      Percent
                                                                  Principal         Value      of Net
Energy                                                               Amount    (Millions)      Assets
----------------------------------------------                -------------   -----------  ----------
Energy Sources - 3.80%
Amoco Corp.                                                         555,000       $42.041          .78
Atlantic Richfield Co.                                                135000       17.888          .33
Chevron Corp.                                                        1165000       76.599         1.41
Phillips Petroleum Co.                                                650000       26.650          .49
Royal Dutch Petroleum Co. (New York Registered
 Shares)                                                              260000       42.998          .79
----------------------------------------------                -------------   -----------  ----------
Utilities: Electric & Gas - 6.33%
Australian Gas Light Co.                                              372662        2.043          .04
Brooklyn Union Gas Co.                                              200,000         5.800          .11
Central and South West Corp.                                         2000000       53.000          .98
DTE Energy Co. (formerly Detroit Edison Co.)                          450000       13.556          .25
East Midlands Electricity PLC                                        3183300       28.235          .52
Entergy Corp.                                                         760000       21.280          .39
GPU Inc. (formerly General Public Utilities Corp.)                    850000       27.944          .52
Hongkong Electric Holdings Ltd.                                  10,231,500        32.752          .60
Houston Industries Inc.                                             200,000         4.575          .08
Long Island Lighting Co.                                             2125000       38.516          .71
National Grid Group PLC                                             10323000       30.409          .56
National Power PLC                                                   4205000       27.922          .52
PECO Energy Co.                                                       100000        2.525          .05
Southern Electric PLC                                                5145350       53.929         1.00
                                                              -------------   -----------  ----------
                                                                                  548.662        10.13
                                                                              -----------  ----------

Materials
----------------------------------------------                -------------   -----------  ----------
Chemicals - 0.17%
E.I. du Pont de Nemours and Co.                                       100000        9.275          .17
----------------------------------------------                -------------   -----------  ----------

Forest Products & Paper - 0.73%
James River Corp. of Virginia, DECS convertible
 preferred shares                                                     375000       11.062          .20
Potlatch Corp.                                                        332500       14.214          .26
Union Camp Corp.                                                      300000       14.625          .27
                                                              -------------   -----------  ----------


Metals:  Nonferrous - 0.15%
Aluminum Co. of America                                               140000        8.208          .15
----------------------------------------------                -------------   -----------  ----------
                                                                                   57.384         1.05
                                                                              -----------  ----------


Consumer Goods
----------------------------------------------                -------------   -----------  ----------
Automobiles - 1.12%
Ford Motor Co., Class A                                              1950000       60.937         1.12
----------------------------------------------                -------------   -----------  ----------
Beverages & Tobacco - 2.64%
Philip Morris Companies Inc.                                        905,000        83.826         1.55
RJR Nabisco Holdings Corp.                                          700,000        20.213          .37
UST Inc.                                                          1,350,000        38.981          .72
----------------------------------------------                -------------   -----------  ----------
Health & Personal Care - 5.74%
American Home Products Corp.                                      3,040,000       186.200         3.44
Bristol-Myers Squibb Co.                                              757500       80.106         1.48
Merck & Co., Inc.                                                     250000       18.531          .34
Pharmacia & Upjohn, Inc.                                              145000        5.220          .10
Schering-Plough Corp.                                                 130000        8.320          .15
Warner-Lambert Co.                                                    200000       12.725          .23
                                                                              -----------  ----------
                                                                                  515.059         9.50
                                                                              -----------  ----------
Services
----------------------------------------------                -------------   -----------  ----------
Broadcasting & Publishing - 0.24%
Golden Books Family Entertainment Inc., 8.75% convertible
 TOPrS/1/                                                             100000        5.587          .10
South China Morning Post (Holdings) Ltd.                             3600000        3.073          .06
Time Warner Inc., 10.25% Series K/1/                                  3,931         4.172          .08

----------------------------------------------                -------------   -----------  ----------
Business & Public Services - 5.23%
American Water Works Co., Inc.                                       1661200       33.847          .62
Autopistas del Mare Nostrum, SA Concesionaria del Estado             1580000       22.503          .42
Consumers Water Co.                                                   229000        4.179          .08
Dun & Bradstreet Corp.                                                275000       15.916          .29
Hutchison Delta Finance Ltd., 7.00% convertible
 debentures 2002/1/                                             $11,000,000        12.045          .22
Hyder PLC                                                            3951688       45.534          .84
Thames Water PLC                                                     6000000       54.098         1.00
United Utilities PLC                                                10294309       95.330         1.76
----------------------------------------------                -------------   -----------  ----------



Telecommunications - 10.41%
ALLTEL Corp.                                                        350,000        10.675          .20
Ameritech Corp.                                                   1,337,900        73.250         1.35
GTE Corp.                                                            1300000       54.763         1.01
Hong Kong Telecommunications Ltd. (American
 Depositary Receipts)                                             1,442,478        25.424          .47
Koninklijke PTT Nederland NV                                      1,259,700        45.500          .84
Pacific Telesis Group                                             1,700,000        57.800         1.07
Portugal Telecom, SA                                              2,293,000        59.648         1.10
Telecom Corp. of New Zealand Ltd.                                15,784,160        82.010
Telecom Corp. of New Zealand Ltd./1/                              8,380,000        43.540         2.33
Telecom Corp. of New Zealand Ltd. (American
 Depositary Receipts)                                                12,500         1.041
Telecom Italia SpA                                               28,962,100        54.781         1.01
Telefonica de Espana, SA                                          1,700,000        34.056          .63
U S WEST Communications Group                                       704,707        21.405          .40
----------------------------------------------                -------------   -----------  ----------

Transportation: Airlines - 0.04%
British Airways PLC (American Depositary Receipts)                     25800        2.328          .04
----------------------------------------------                -------------   -----------  ----------
                                                                                  862.505        15.92
                                                                              -----------  ----------
Finance
----------------------------------------------                -------------   -----------  ----------
Banking - 21.69%
AmSouth Bancorporation                                              800,000        37.100          .68
Banc One Corp.                                                    2,300,000        97.463         1.80
Bank of Nova Scotia                                               1,358,700        42.852          .79
BankAmerica Corp.                                                     304000       27.816          .51
Barclays PLC                                                         3500000       54.883         1.01
Boatmen's Bancshares, Inc.                                            400000       24.300          .45
Central Fidelity Banks, Inc.                                         2062500       52.336          .97
Chase Manhattan Corp.                                                 850000       72.888         1.34
Comerica Inc.                                                        1560000       82.875         1.53
CoreStates Financial Corp                                            1800000       87.525         1.61
First Chicago NBD Corp.                                              1210000       61.710         1.14
First Hawaiian Bank                                                   400000       12.400          .23
First Security Corp. (Utah)                                          1637500       48.102          .89
First Union Corp.                                                     967500       70.386         1.30
Huntington Bancshares Inc.                                        1,674,750        40.194          .74
KeyCorp                                                           1,035,000        48.257          .89
Keystone Financial, Inc.                                            827,550        21.516          .40
J.P Morgan & Co. Inc.                                               180,000        15.548          .29
National Australia Bank Ltd.                                         2407694       26.420          .49
National City Corp.                                                   800000       34.700          .64
Old Kent Financial Corp.                                              551250       24.875          .46
PNC Bank Corp.                                                        800000       29.000          .53
Royal Bank of Canada                                                 1715000       56.714         1.05
Wachovia Corp.                                                        660000       35.475          .65
Westpac Banking Corp.                                             6,050,000        34.513          .64
Wilmington Trust Corp.                                              950,000        35.862          .66
----------------------------------------------                -------------   -----------  ----------

Financial Services - 0.58%
Beneficial Corp.                                                    340,000        19.890          .37
Manhattan Card Co. Ltd.                                          23,200,000        11.477          .21
----------------------------------------------                -------------   -----------  ----------

Insurance - 2.21%
American General Corp.                                                160000        5.960          .11
Lincoln National Corp.                                               1230000       59.655         1.10
Ohio Casualty Corp.                                                 717,500        23.319          .43
Prudential Corp. PLC                                                 3557546       26.865          .50
SAFECO Corp.                                                        100,000         3.775          .07
----------------------------------------------                -------------   -----------  ----------
Real Estate - 5.13%
Bradley Real Estate, Inc.                                         1,045,000        17.373          .32
Camden Property Trust                                               353,200         9.625          .18
CarrAmerica Realty Corp.                                          1,720,000        43.215          .80
Pacific Retail Trust/1/                                             190,909         2.100          .04
Security Capital Atlantic, Inc.                                     334,800         7.952
Security Capital Atlantic, Inc./1/,/2/                            1,391,303        33.043          .75
Security Capital Industrial Trust                                    1210855       21.947          .41
Security Capital Pacific Trust                                       3037560       68.345         1.26
Security Capital Realty Inc./1/,/2/,/3/                                24900       27.130
Security Capital Realty Inc. 12.00%                                                                .87
 convertible debentures 2014/1/,/2/                             $18,862,000        19.648
Washington Real Estate Investment Trust                             145,500         2.310          .04
Weingarten Realty Investors                                         504,000        19.341          .36
Western Investment Real Estate Trust                                  412500        5.259          .10
                                                                              -----------  ----------
                                                                                1,603.939        29.61
                                                                              -----------  ----------
Multi-Industry & Miscellaneous
----------------------------------------------                -------------   -----------  ----------
Multi-Industry - 1.19%
B A T Industries PLC                                              5,895,597        41.067          .76
Hutchison Whampoa Ltd.                                               1960000       13.689          .25
Lend Lease Corp. Ltd.                                                 411257        6.969          .13
Thermo Instrument Systems Inc., 4.50% convertible
 debentures 2003                                                 $3,000,000         2.970          .05
----------------------------------------------                -------------   -----------  ----------
Miscellaneous - 1.31%
Equity-type securities in initial period of
 acquisition                                                                       70.600         1.31
                                                                              -----------  ----------
                                                                                  135.295         2.50
                                                                              -----------  ----------
TOTAL EQUITY-TYPE SECURITIES (cost:
 $2,730.239 million)                                                            3,722.844        68.71
                                                                              -----------  ----------


                                                                  Principal
Bonds and Notes                                                      Amount
----------------------------------------------                -------------   -----------  ----------
Corporate
----------------------------------------------                -------------   -----------  ----------
ADT Operations 9.25% 2003                                        $2,000,000         2.105          .04
Airplanes Pass Through Trust, pass-through certificates,
 Class C, 8.15% 2019 /4/                                             5000000        5.181          .10
Allegiance Corp. 7.80% 2016                                          3000000        3.040          .06
Ann Taylor, Inc. 8.75% 2000                                          4802000        4.610          .09
California Energy Co., Inc. 0%/10.25% 2004 /5/                       4300000        4.407          .08
Columbia Gas System, Inc., Series G, 7.62% 2025                      3000000        2.926
Columbia Gas System, Inc., Series C, 6.80% 2005                      2000000        1.973          .09
Container Corp. of America 9.75% 2003                                3500000        3.587          .07
Delta Air Lines, Inc., 1991 Equipment
 Certificates Trust, Series K, 10.00% 2014/1/                        2000000        2.341          .04
Falcon Drilling Company, Inc., Series B, 9.75% 2001                  2750000        2.819
Falcon Drilling Company, Inc., Series B, 8.875% 2003                 4000000        3.900          .12
Fort Howard Corp. 8.25% 2002                                         3000000        2.970          .05
Infinity Broadcasting Corp. 10.375% 2002                             4500000        4.770          .09
Jet Equipment Trust, Series 1995-B, Class C, 9.71%
 2015/1/,4                                                           5000000        5.608          .10
Long Island Lighting Co. 8.90% 2019                                 10000000        9.736
Long Island Lighting Co. 7.30% 1999                                 23000000       22.827          .60
McDermott Inc. 9.375% 2002                                           5000000        5.223
McDermott Inc. 9.375% 2006                                           8000000        8.240          .25
Midland Cogeneration Venture LP, Secured Lease
 Obligation Bonds, Series C-91, 10.33% 2002                       6844715.24        7.238          .13
News America Holdings Inc. 9.25% 2013                                2000000        2.246
News America Holdings Inc. 9.125% 1999                               3000000        3.217          .14
News America Holdings Inc. 8.625% 2003                               2000000        2.165
Occidental Petroleum Corp. 8.50% 2004                                8000000        8.460          .16
The Price REIT, Inc. 7.50% 2006                                      4000000        3.991          .07
Riggs National Corp. 8.50% 2006                                      2600000        2.688          .05
Rykoff-Sexton, Inc. 8.875% 2003                                      4500000        4.162          .08
Security Capital Pacific Trust 7.25% 2004                            5000000        5.056          .09
Smith's Food & Drug Centers, Inc.,
 pass-through certificates, Series 1994-A2,
 8.64% 2012/2/,/4/                                                   6000000        4.965          .09
360 Communications Co. 7.125% 2003                                   2500000        2.478          .05
Time Warner Inc. 10.15% 2012                                         5000000        5.985
Time Warner Inc. 7.45% 1998                                          4000000        4.059          .18
TKR Cable I, Inc. 10.50% 2007                                        7000000        7.803          .14
Wellsford Residential Property Trust 7.75% 2005                      2500000        2.537          .05
WestPoint Stevens Inc. 8.75% 2001                                    2000000        2.020          .04
Woolworth Corp., Series A, 7.00% 2002                                2000000        1.981
Woolworth Corp., Series A, 6.98% 2001                                2750000        2.736          .09
                                                                              -----------  ----------
                                                                                  170.050         3.14
                                                                              -----------  ----------

                                                                  Principal
Governments and Governmental Authorities                             Amount
----------------------------------------------                -------------   -----------  ----------
New Zealand 8.00% July 1998                                   NZ$40,000,000        28.695          .51
                                                                              -----------  ----------

U.S. Treasury Notes
----------------------------------------------                -------------   -----------  ----------
6.00% November 1997                                             $90,000,000        90.393         1.68
5.625% January 1998                                              70,000,000        69.989         1.29
                                                                              -----------  ----------
                                                                                  160.382         2.97
                                                                              -----------  ----------
TOTAL BONDS AND NOTES (cost: $350.040 million)                                    359.127         6.62
                                                                              -----------  ----------
TOTAL INVESTMENT SECURITIES (cost: $3,080.279
 million)                                                                       4,081.971        75.33
                                                                              -----------  ----------


SHORT-TERM SECURITIES
----------------------------------------------                -------------   -----------  ----------
Corporate Short-Term Notes
----------------------------------------------                -------------   -----------  ----------
Abbott Laboratories 5.22%-5.23% due 11/22-12/27/96                  61700000       61.449         1.14
American Express Credit Corp. 5.26%-5.28% due
 11/1-12/10/96                                                      46200000       46.101          .85
Baltimore Gas & Electric Co. 5.23%-5.28% due
 11/21-12/3/96                                                      30335000       30.227          .56
Campbell Soup Co. 5.25%-5.29% due 11/8-12/12/96                     45300000       45.153          .83
Walt Disney Co. 5.25%-5.29% due 11/18/96-1/27/97                    86200000       85.272         1.57
Ford Motor Credit Co. 5.24%-5.36% due
 11/4/96-1/9/97                                                     96700000       96.104         1.77
General Electric Capital Corp. 5.24%-5.32% due
 11/7/96-1/14/97                                                    68700000       68.506         1.26
H.J. Heinz Co. 5.23%-5.41% due 11/6-12/4/96                         76300000       76.014         1.40
Hewlett-Packard Co. 5.23%-5.40% due 11/6-12/20/96                   75097000       74.860         1.38
International Lease Finance Corp. 5.33% due 12/16/96                43000000       42.710          .79
Eli Lilly and Co. 5.24%-5.28% due 12/18/96-1/22/97                  75000000       74.239         1.37
Lucent Technologies Inc. 5.23%-5.30% due
 11/12/96-1/6/97                                                    66300000       65.863         1.22
National Rural Utilities Cooperative Finance Corp. 5.31%
 due 1/13-1/17/97                                                   70000000       69.206         1.28
J.C. Penney Funding Corp. 5.23%-5.31% due
 12/3-12/16/96                                                      80925000       80.459         1.49
Procter & Gamble Co. 5.27%-5.34% due
 11/6/96-1/16/97                                                    67900000       67.356         1.24
Weyerhaeuser Co. 5.24%-5.38% due 11/5/96-1/10/97                    77000000       76.537         1.41
                                                                              -----------  ----------
                                                                                1,060.056        19.56
                                                                              -----------  ----------

Federal Agency Discount Notes
----------------------------------------------                -------------   -----------  ----------
Federal Home Loan Bank 5.24%-5.36% due
 11/20-12/19/96                                                     97700000       97.116         1.79
Federal Home Loan Mortgage Corp. 5.20%-5.40% due
 11/12-12/31/96                                                     53900000       53.525          .99
Federal National Mortgage Assn. 5.34%-5.44% due
 12/6-12/19/96                                                      47700000       47.442          .88
                                                                              -----------  ----------
                                                                                  198.083         3.66
                                                                              -----------  ----------

U.S. Treasury Short-Term Notes
----------------------------------------------                -------------   -----------  ----------
6.375% due 6/30/97                                                   8000000        8.048          .15
6.875% due 4/30/97                                                  30000000       30.220          .56
6.75% due 2/28/97                                                   65000000       65.284         1.20
                                                                              -----------  ----------
                                                                                  103.552         1.91
                                                                              -----------  ----------

TOTAL SHORT-TERM SECURITIES (cost: $1,361.041
 million)                                                                       1,361.691        25.13
EXCESS OF PAYABLES OVER CASH AND RECEIVABLES                                       25.949          .46
                                                                              -----------  ----------
TOTAL SHORT-TERM SECURITIES, CASH AND
 RECEIVABLES, NET OF PAYABLES                                                   1,335.742        24.67
                                                                              -----------  ----------
NET ASSETS                                                                     $5,417.713      100.00%
                                                                              ===========  ==========

/1/ Purchased in a private placement transaction;
 resale to the public may require registration or sale only to qualified institutional buyers

/2/ Valued under procedures established by the Board of Directors.

/3/ Non-income-producing securities.

/4/ Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity of these securities is shorter than the stated maturity.

/5/ Represents a zero-coupon bond which will convert to an interest-bearing security at a later date.

Capital Income Builder
Financial Statements


Statement of Assets and Liabilities
at October 31, 1996                                                                   (dollars in
                                                                                        millions)
Assets:
Investment securities at market (cost:$3,080.279)                                      $4,081.971
Short-term securities (cost:$1,361.041)                                                 1,361.691
Cash                                                                                         .006
Receivables for-
Sales of investments                                                 $ 6.132
Sales of fund's shares                                                 8.031
Dividends and accrued interest                                        18.548               32.711
                                                                ------------         ------------
                                                                                        5,476.379
Liabilities:
Payables for-
Purchases of investments                                               8.829
Repurchases of fund's shares                                           4.822
Management services                                                    1.324
Dividends payable                                                     41.219
Accrued expenses                                                       2.472               58.666
                                                                ------------         ------------
Net Assets at October 31, 1996 - Equivalent to
$39.70 per share on 136,469,764 shares of $0.01
par value capital stock outstanding
(authorized capital stock - 200,000,000 shares)                                        $5,417.713
                                                                                     ============

Statement of Operations
for the year ended October 31, 1996
(dollars in millions)


Investment Income:
Income:
Dividends                                                           $181.465
Interest                                                             111.502             $292.967
                                                                ------------
Expenses:
Management services fee                                               18.213
Distribution expenses                                                 10.741
Transfer agent fee                                                     3.396
Reports to shareholders                                                 .654
Registration statement and prospectus                                   .300
Postage, stationery and supplies                                        .642
Directors' fees                                                         .107
Auditing and legal fees                                                 .053
Custodian fee                                                           .845
Taxes other than federal income tax                                     .063
Other expenses                                                          .075               35.089
                                                                ------------         ------------
Net investment income                                                                     257.878
                                                                                     ------------
Realized Gain and Unrealized Appreciation on
Investments:
Net realized gain                                                                          87.347
Net increase in unrealized appreciation on investments:                                   431.666
                                                                                     ------------
Net realized gain and increase in unrealized
appreciation on investments                                                               519.013
                                                                                     ------------
Net Increase in Net Assets Resulting from Operations                                     $776.891
                                                                                     ============
Statement of Changes in Net Assets
(dollars in millions)                                             Year ended           October 31
                                                                         1996                 1995
                                                                ------------         ------------
Operations:
Net investment income                                               $257.878             $197.764
Net realized gain on investments                                      87.347               64.236
Net change in unrealized appreciation on investments                 431.666              387.255
                                                                ------------         ------------
Net increase in net assets resulting from
operations                                                           776.891              649.255
                                                                ------------         ------------
Dividends and Distributions Paid to
Shareholders:
Dividends from net investment income                                (257.053)            (199.581)
Distributions from net realized gain on investments                  (62.913)             (11.162)
                                                                ------------         ------------
Total dividends and distributions                                   (319.966)            (210.743)
                                                                ------------         ------------
Capital Share Transactions:
Proceeds from shares sold: 20,891,053 and
23,777,252 shares, respectively                                      782.282              796.496
Proceeds from shares issued in reinvestment of net
investment income dividends and distributions of
net realized gain on investments: 6,760,213 and
5,248,005 shares, respectively                                       251.534              174.909
Cost of shares repurchased: 16,175,451 and 15,065,188
shares, respectively                                                (606.384)            (505.097)
                                                                ------------         ------------
Net increase in net assets resulting from capital
share transactions                                                   427.432              466.308
                                                                ------------         ------------
Total Increase in Net Assets                                         884.357              904.820

Net Assets:
Beginning of year                                                  4,533.356            3,628.536
                                                                ------------         ------------
End of year (including undistributed net investment
income: $2.228 and $1.403, respectively)                          $5,417.713           $4,533.356
                                                                ============         ============



See Notes to Financial Statements

CAPITAL INCOME BUILDER

Notes to Financial Statements

1. Capital Income Builder, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide a growing dividend together with a current yield which exceeds that paid by U.S. stocks generally. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

  Equity-type securities traded on a national securities exchange (or reported on the NASDAQ national market) and securities traded in the over-the-counter market are stated at the last reported sales price on the day of valuation; other securities, and securities for which no sale was reported on that date, are stated at the last quoted bid price. Bonds and notes are valued at prices obtained from a bond-pricing service provided by a major dealer in bonds, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean of their representative quoted bid and asked prices or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. Short-term securities with original or remaining maturities in excess of 60 days are valued at the mean of their quoted bid and asked prices. Where pricing service or market quotations are not readily available, securities will be valued at fair value by the Board of Directors or a committee thereof. Short-term securities with 60 days or less to maturity are valued at amortized cost, which approximates market value.

  As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. The fund does not amortize premiums on securities purchased. Amortization of market discounts on securities is recognized upon disposition, subject to applicable tax requirements. Dividends to shareholders are declared daily from net investment income. Distributions paid to shareholders are recorded on the ex-dividend date.

  Investment securities and other assets and liabilities denominated in non-U.S. currencies are recorded in the financial statements after translation into U.S. dollars utilizing rates of exchange on the last business day of the year. Purchases and sales of investment securities, income and expenses are calculated using the prevailing exchange rate as accrued. The effects of changes in foreign currency exchange rates on investment securities are included with the net realized and unrealized gain or loss on investment securities.

  Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $845,000 includes $78,000 that was paid by these credits rather than in cash.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

  As of October 31, 1996, net unrealized appreciation on investments for book and federal income tax purposes aggregated $1,000,668,000, of which $1,021,175,000 related to appreciated securities and $20,507,000 related to depreciated securities. During the year ended October 31, 1996, the fund realized, on a tax basis, a net capital gain of $86,961,000 on securities transactions. Net gains related to non-U.S. currency transactions of $386,000 were treated as ordinary income for federal income tax purposes. The cost of portfolio securities for book and federal income tax purposes was $4,442,994,000 at October 31, 1996.

3. The fee of $18,213,000 for management services was paid pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.24% of the first $1 billion of average net assets; 0.20% of such assets in excess of $1 billion but not exceeding $2 billion; 0.18% of such assets in excess of $2 billion but not exceeding $3 billion; 0.165% of such assets in excess of $3 billion but not exceeding $5 billion; 0.155% of such assets in excess of $5 billion but not exceeding $8 billion; and 0.15% of such assets in excess of $8 billion; plus 3.0% of the fund's gross investment income. For purposes of the Investment Advisory and Service Agreement, gross investment income means gross income, computed without taking account of gains or losses from sales of capital assets.

  Pursuant to a Plan of Distribution, the fund may expend up to 0.30% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended October 31, 1996, distribution expenses under the Plan were $10,741,000. As of October 31, 1996, accrued and unpaid distribution expenses were $1,782,000.

  American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $3,396,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $4,007,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

  Directors who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of October 31, 1996, aggregate amounts deferred and earnings thereon were $160,000.

  CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS, and AFD. No such persons received any remuneration directly from the fund.

4. As of October 31, 1996, accumulated undistributed net realized gain on investments was $77,870,000 and additional paid-in capital was $4,333,599,000.

  The fund made purchases and sales of investment securities, excluding short-term securities, of $1,201,233,000 and $1,126,743,000, respectively, during the year ended October 31, 1996.

  Dividend and interest income is recorded net of non-U.S. taxes paid. For the year ended October 31, 1996, such non-U.S. taxes were $13,631,000. Net realized currency gains on dividends, interest, withholding taxes reclaimable, and sales of non-U.S. bonds and notes were $1,117,000 for the year ended October 31, 1996.

The fund reclassified $731,000 from undistributed currency gains to undistributed net realized gains and $42,000 from undistributed net investment income to undistributed net realized gains for the year ended October 31, 1996.

Per-Share Data and Ratios                        Year
                                                ended
                                              October
                                                    31
                                                  1996        1995       1994       1993      1992

Net Asset Value, Beginning of Year        $   36.27   $   32.68   $   34.42       $30.77    $28.67
                                          --------- -  --------- - --------- -   -------   -------
Income From Investment Operations:
Net investment income                            1.95         1.69       1.73       1.53      1.44
Net realized and unrealized gain
(loss) on investments                             3.92        3.69      (1.62)      3.76      2.33
                                            ---------    ---------  ---------    -------   -------
Total income from investment operations          5.87         5.38        .11       5.29      3.77
                                            ---------    ---------  ---------    -------   -------
Less Distributions:
Dividends from net investment income            (1.94)       (1.69)     (1.73)     (1.53)    (1.44)
Distributions from net realized gains            (.50)        (.10)      (.12)      (.11)     (.23)
                                            ---------    ---------  ---------    -------   -------
Total distributions                             (2.44)       (1.79)     (1.85)     (1.64)    (1.67)
                                            ---------    ---------  ---------    -------   -------
Net Asset Value, End of Year              $     39.70 $     36.27 $    32.68      $34.42    $30.77
                                            =========    =========  =========    =======   =======

Total Return/1/                               16.76%       16.98%        .47%      17.58%    13.46%


Ratios/Supplemental Data:
Net assets, end of year (in millions)          $5,418       $4,533     $3,629     $2,826    $1,203
Ratio of expenses to average net assets           .71%         .72%       .73%       .72%      .81%
Ratio of net income to average net assets        5.19%        4.96%      5.29%      4.69%     4.71%
Average commissions paid per share/2/       2.20cents    2.10cents  3.63cents  2.90cents 2.48cents
Portfolio turnover rate                         27.56%       18.06%     36.19%     11.22%    16.57%

/1/ Calculated without deducting a sales charge. The maximum sales charge is 5.75% of the fund's offering price.

/2/ Brokerage commissions paid on portfolio transfactions increase the cost of securities purchased or reduce the proceeds of securities sold, and are not reflected in the fund's statement of operations. Shares traded on a principal basis are excluded. Generally, non-U.S. commissions are lower than U.S.
commissions when expressed as cents per share but higher when expressed as a percentage of transactions because of the lower per-share prices of many non-U.S. securities.

Report of Independent Accountants

To the Board of Directors and Shareholders of Capital Income Builder, Inc.
In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the per-share data and ratios present fairly, in all material respects, the financial position of Capital Income Builder, Inc. (the "Fund") at October 31, 1996, the results of its operations, the changes in its net assets and the per-share data and ratios for the years indicated in conformity with generally accepted accounting principles. These financial statements and per-share data and ratios (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Los Angeles, California
November 27, 1996

U. S. Tax Information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year. The distributions made during the fiscal year by the fund were earned from the following sources:

     Dividends and Distributions Per Share

                                               Dividends               From                   From
Reinvest                Payment                from Net                Net Realized           Net Realized
Date                    Date                   Investment Income       Short-Term Gains       Long-Term Gains
December 18, 1995       December 19, 1995      $0.445                  -                      $0.50
March 4, 1996           March 5, 1996          0.450                   -                      -
June 4, 1996            June 5, 1996           0.455                   -                      -
August 13, 1996         August 14, 1996        0.460                   -                      -

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 34% of the dividends paid by the fund from net investment income represents qualifying dividends.

Certain states may exempt from income taxation that portion of the dividends paid from net investment income that was derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 14% of the dividends paid by the fund from net investment income was derived from interest on direct U.S. Treasury obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income. However, many plan retirement trusts may need this information for their annual information reporting.

SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV WHICH WILL BE MAILED IN JANUARY 1997 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 1996 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.

BOARD OF DIRECTORS

H. Frederick Christie, Rolling Hills Estates, California
Private investor; former President and Chief
Executive Officer, The Mission Group;
former President, Southern California Edison Company

Paul G. Haaga, Jr., Los Angeles, California
President of the fund
Senior Vice President and Director,
Capital Research and Management Company

Mary Myers Kauppila, Boston, Massachusetts
Founder and President, Energy Investment, Inc.

Jon B. Lovelace, Los Angeles, California
Chairman of the Board of the fund
Vice Chairman of the Board and
Chairman of the Executive Committee,
Capital Research and Management Company

Gail L. Neale, Middlebury, Vermont
Executive Vice President of the Salzburg Seminar;
former Director of Development and of the Capital Campaign, Hampshire College

Robert J. O'Neill, Ph.D., Oxford, England
Professor and Fellow,
All Souls College, University of Oxford

Donald E. Petersen, Birmingham, Michigan
Retired; former Chairman of the Board and Chief Executive Officer, Ford Motor Company

Frank Stanton, New York, New York
President Emeritus, CBS Inc.

Charles Wolf, Jr., Ph.D., Santa Monica, California
Dean, The RAND Graduate School;
Senior Economic Adviser, The RAND Corporation

OFFICERS

James B. Lovelace, Los Angeles, California
Executive Vice President of the fund
Vice President,
Capital Research and Management Company

Larry P. Clemmensen, Los Angeles, California
Senior Vice President of the fund
President and Director,
The Capital Group Companies, Inc.
Senior Vice President and Director,
Capital Research and Management Company

Janet A. McKinley, New York, New York
Senior Vice President of the fund
Senior Vice President,
Capital Research Company

Catherine M. Ward, Los Angeles, California
Senior Vice President of the fund
Senior Vice President and Director,
Capital Research and Management Company

Joyce E. Gordon, Los Angeles, California
Vice President of the fund
Senior Vice President,
Capital Research Company

Darcy B. Kopcho, Geneva, Switzerland
Vice President of the fund
Vice President,
Capital Research Company

Vincent P. Corti, Los Angeles, California
Secretary of the fund
Vice President - Fund Business Management Group,
Capital Research and Management Company

R. Marcia Gould, Brea, California
Treasurer of the fund
Vice President - Fund Business Management Group,
Capital Research and Management Company

Stefanie Powers, a Director since 1989, has resigned from the Board because professional commitments have been making it impossible for her to attend Board meetings for a period of time. The Directors wish to thank her for her many contributions to the fund.

OFFICES OF THE FUND AND OF THE INVESTMENT ADVISER,
CAPITAL RESEARCH AND MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5804

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
(Please write to the address nearest you.)
American Funds Service Company
P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL
O'Melveny & Myers LLP
400 South Hope Street
Los Angeles, California 90071-2899

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
400 South Hope Street
Los Angeles, California 90071-2889

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, PLEASE CONTACT YOUR FINANCIAL ADVISER OR CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT 800/421-0180.

This report is for the information of shareholders of Capital Income Builder, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 1996, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

Litho in USA TAG/GRS/3140
Lit. No. CIB-011-1296

[The American Funds Group (R)]